SECURITY AGREEMENT


     SECURITY AGREEMENT made this 4th day of November, 2000, by and between Windswept Environmental Group, Inc., a Delaware corporation ("Debtor"), with its principal place of business located at 100 Sweeneydale Avenue, Bay Shore, New York 11706, and Spotless Plastics (USA), Inc., with its principal place of business located at 150 Motor Parkway, Hauppauge, New York 11788 (the "Secured Party"), whereby the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Security Interest. Debtor hereby assigns to Secured Party, and mortgages and grants to it a security interest in, the Collateral described in Paragraph 2 hereof to secure the payment of the indebtedness evidenced by the Line of Credit Note (the "Note"), of even date herewith, issued to the Secured Party in the aggregate principal amount of up to $1,000,000 (the "Obligations").

     2. Description of Collateral. The Collateral subject to this Security Agreement is all of Debtor's right, title and interest in and to (i) the accounts receivable of Debtor resulting from that certain Agreement, by and between Turner Construction Company and Debtor's wholly owned subsidiary, Trade-Winds Environmental Restoration Inc. ("Trade-Winds"), dated as of November 3, 2000 (the "TCC Agreement") relating to a remediation project in the Bear Stearns Building, located at 100 Vanderbilt Avenue in New York, New York and
(ii) all of the equipment (the "Equipment") purchased by Debtor or Trade-Winds for use under the TCC Agreement.

     3. Obligations of Debtor. Debtor hereby covenants, represents, warrants and agrees that:

     (a) Debtor shall, at no cost or expense to Secured Party, defend its right, title and interest in and to the Collateral, and defend the Collateral against all other claims or demands of any other party and all other liabilities of any nature whatsoever;

     (b) The Collateral, and each part thereof, is free and clear from, and is not subject to, any assignment, security interest, mortgage, pledge, lien, levy for taxes (other than for taxes not yet due and payable) or other assessments, interest, charge, adverse claim or other encumbrance, including any financing statement or other document filed in any public office ("Encumbrance"), and Debtor shall keep and maintain the Collateral, and each part thereof, free and clear of any Encumbrance which is not subordinate to the security interest granted hereunder, and shall not create nor permit to remain any such Encumbrance;

     (c) The Collateral, or any part thereof, will not be sold, leased, licensed, assigned, conveyed, transferred, disposed of or become subjected to any subsequent interest of any party, created or suffered by Debtor, voluntarily or involuntarily, except in the ordinary course of Debtor's business or as expressly authorized in writing by Secured Party;

     (d) The obligations, liabilities and indebtedness of Debtor to Secured Party hereunder shall not be released, discharged or impaired in any manner or to any extent if Secured Party renews, extends, modifies, changes or waives the time of payment and/or the manner, place or terms of payment of all or any part of the indebtedness secured hereby or any renewal thereof, or Secured

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

Party makes any exchange, release, substitution, addition, surrender, settlement or compromise with respect to the Collateral, the indebtedness secured hereby or any party liable thereon; or Secured Party subordinates such indebtedness or Collateral, or both, to any other indebtedness of Debtor, or security therefor, or both which may exist at any time hereafter;

     (e) The Collateral will not be abused, wasted, abandoned or allowed to deteriorate, but shall be kept in good working order and condition and repair, reasonable wear and tear from its sole use above permitted excepted in accordance with reasonable business practice; provided, that the Collateral may be replaced with substituted assets; and

     (f) Debtor shall immediately notify Secured Party of any act, condition, or event which, with the giving of notice or lapse of time, or both, would constitute an event of default hereunder, or the existence of any material litigation, arbitration or other legal proceedings involving or affecting Debtor.

     4. Event of Default. The occurrence of any of the following events with respect to Debtor shall constitute a default on the part of Debtor hereunder ("Event of Default"):

     (a) If there shall occur any material breach, failure or violation by Debtor in the payment or performance of any of its obligations, covenants or warranties under this Security Agreement;

     (b) If there shall occur any sale, transfer or other disposition by the Debtor of all or substantially all of the assets of the Debtor; and

     (c) If there shall occur any Event of Default under and as defined in the Note.

     5. Secured Party's Rights and Remedies. Upon the occurrence of an Event of Default, in addition to all other rights and remedies provided hereunder, Secured Party shall have and may exercise all of the rights and remedies provided by the Uniform Commercial Code in effect in the State of New York at the date of the execution of this Security Agreement, and any other applicable law, and, in conjunction with, in addition to, or in substitution therefor, Secured Party shall have and may exercise the following rights and remedies:

          (a) Secured party may notify or require Debtor to notify the account debtors of the assignment and security interest in its receivables, and to have payments thereon made directly to Secured Party in accordance with the terms of this Security Agreement;

          (b) Secured Party may (but shall not be required), alone or in conjunction with Debtor, take any or all action necessary to collect or receive any money or property at any time payable or receivable on account of or in exchange for the Collateral, including the right to compromise, settle, extend or otherwise modify the terms of payment owed with respect to any of the Collateral, and to apply the proceeds thereof in the order, amounts and manner which Secured Party may determine in its sole discretion. In exercising such right, Secured Party may open and dispose of mail addressed to Debtor and execute, sign and endorse negotiable and other instruments for the payment of money or other evidences of payment, on behalf of and in the name of Debtor, for which this shall be deemed a sufficient power of attorney;

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

          (c) Secured Party may require Debtor to pay and deliver to Secured Party, immediately upon collection and receipt thereof by Debtor, all proceeds arising from the Collateral or may require Debtor to deposit all such proceeds in a bank selected by Secured Party in a collateral account acceptable to Secured Party. Until the proceeds from the Collateral have been paid and delivered to Secured Party or deposited in the bank as hereinabove provided, Debtor shall hold such proceeds for and on behalf of Secured Party separate and apart from Debtor's other funds or property, and shall not mingle such proceeds with any other such funds or property. Secured Party shall promptly apply all of such proceeds against the obligations, liabilities and indebtedness of Debtor to Secured Party in the order, amounts and manner which Secured Party may determine in its sole discretion;

          (d) Secured Party may require Debtor not to modify any agreements respecting the Collateral nor to bring suit to enforce payment thereon without giving Secured Party five (5) days advance written notice thereof or without first having received written consent to do so from Secured Party;

          (e) The entire unpaid indebtedness of Debtor to Secured Party secured hereby, together with all interest accrued thereon, shall become immediately due and payable as provided in the Notes;

          (f) Secured Party may enter upon Debtor's premises to take possession of, assemble and collect the Collateral or to render it unusable;

          (g) Secured party may require Debtor to assemble the Collateral and to make it available to Secured Party at any reasonable place Secured Party designates and to allow Secured Party to take possession of or dispose of such Collateral; and

          (h) Secured Party may in its sole discretion, sell, assign and deliver all or any part of the Collateral at any public or private sale without notice or advertisement, at such prices as Secured Party may deem best, and for cash or on credit or for future delivery (without assumption of any credit risk) and bid and become a purchaser at any such sale, any purchaser including Secured Party so purchasing all or part of the Collateral to hold the same free from any claim whatsoever, including any equity of redemption and Secured Party may make payment on account thereof by using any claim for moneys when due and payable by Debtor to Secured Party, and if notice to the Debtor is required, written notice mailed to Debtor at its business address as hereinabove set forth, at least ten
(10) business days prior to the date of public sale of the Collateral will be made, shall constitute reasonable notice; and Secured Party may apply the proceeds of any disposition of the Collateral available for satisfaction of the indebtedness secured hereby in the order, amounts and manner which Secured Party may determine in its sole discretion.

     6.   Other Provisions.

     (a) Secured Party may waive any default, or remedy any default in any reasonable manner, without waiving such default remedied and without waiving any other prior or subsequent default; and Secured Party may waive or delay the exercise of any right or remedy under this Security Agreement without waiving that right or remedy or any other right or remedy hereunder;

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

     (b) This Security Agreement shall be binding upon, and shall inure to the benefit of, the respective heirs, executors, administrators, successors and assigns of the parties hereto;

     (c) Each of the foregoing instruments, covenants and warranties on the part of the Debtor shall be deemed and construed to be on a continuing basis and shall survive the execution and delivery of this Security Agreement;

     (d) All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been given when personally delivered or sent by (i) registered or certified mail, return receipt requested, (ii) nationally recognized overnight courier service or (iii) facsimile transmission electronically confirmed addressed to the parties at their addresses set forth above or to such other person or address as either party shall designate to the other from time to time in writing forwarded in like manner;

     (e) The provisions of this Security Agreement shall be deemed severable, so that if any provision hereof is declared invalid under the laws of any state where it is in effect or of the United States, all other provisions of this Security Agreement shall continue in full force and effect;

     (f) This Security Agreement shall not be modified or amended or any provision hereof waived except in writing executed by both parties hereto;

     (g) The security interest granted herein shall terminate when all the Obligations have been fully paid and performed. Upon such termination, the Secured Party shall return the Note to the Debtor; and

     (h) This Security Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to its conflicts of law principles.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed and delivered this Security Agreement as of the day and year first above written.

                        WINDSWEPT ENVIRONMENTAL GROUP, INC.


                        By:  /s/ Michael O'Reilly
                            ------------------------------------
                            Michael O'Reilly
                            President and Chief Executive Officer


                        SPOTLESS PLASTICS (USA), INC.


                        By:  /s/ Charles L. Kelly, Jr.
                           --------------------------------------
                           Name:  Charles L. Kelly, Jr.
                           Title: Chief Financial Officer